UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(as depositor under the Mortgage Loan Sale and Contribution Agreement,

dated as of September 29, 2005, providing for the issuance of

Asset-Backed Notes, Series 2005-3)

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	333-122940	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP